                                                                    EXHIBIT 99.1

                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Vice President and Treasurer of Green Tree Financial Corp., a Delaware corporation (the "Company"), and that as such she is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of August 1, 1996 96-7 between the Company and Firstar Trust Company, as Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from February 1, 1997 to February 28, 1997 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12th day of March, 1997.

                                        GREEN TREE FINANCIAL CORP.



                                    BY: /s/  Phyllis A. Knight
                                        ---------------------------
                                             Phyllis A. Knight
                                        Vice President and Treasurer

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                  FEBRUARY 1997

                             CUSIP#'S   393505-PG1,PH9,PJ5PK2,PL0,PM8
                             TRUST ACCOUNT #80-4145500
                             REMITTANCE DATE: 3/17/97

                                                     Total $          Per $1,000
                                                      Amount           Original
                                                   --------------     ----------
Class A Certificates
--------------------
(1a)  Amount available (including Monthly
      Servicing Fee)                               $5,647,779.28

(b)  Class M-1 Interest Deficiency Amount
     (if any) and Class B-1 Interest
     Deficiency Amount (if any)
     withdrawn for prior Remittance Date                    0.00

(c)  Amount Available after giving effect to
     withdrawal of Class M-1 Interest
     Deficiency Amount and B-1 Interest
     Deficiency Amount for prior Remittance
     Date                                           5,647,779.28

A.   Interest
     (2)  Aggregate Interest
          a. Class A-1 Remittance Rate(6.00%)              6.00%
          b. Class A-1 Interest                       192,629.12       3.37945825
          c. Class A-2 Remittance Rate(6.30%)              6.30%
          d. Class A-2 Interest                       168,000.00       5.25000000
          e. Class A-3 Remittance Rate(6.50%)              6.50%
          f. Class A-3 Interest                       270,833.33       5.41666660
          g. Class A-4 Remittance Rate(6.80%)              6.80%
          h. Class A-4 Interest                       442,000.00       5.66666667
          i. Class A-5 Remittance Rate(7.10%)              7.10%
          j. Class A-5 Interest                       100,583.33       5.91666647
          k. Class A-6 Remittance Rate(7.65%)              7.65%
          l. Class A-6 Interest                     1,093,950.00       6.37500000

(3)   Amount applied to:
      a.  Unpaid Class A Interest Shortfall                   .00         .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 2

                            CUSIP#'S  393505-PG1,PH9,PJ5PK2,PL0,PM8
                            TRUST ACCOUNT #80-4145500
                            REMITTANCE DATE: 3/17/97

                                                      Total $       Per $1,000
                                                       Amount        Original
                                                   --------------   -----------
 (4)  Remaining:
     a.  Unpaid Class A Interest
         Shortfall                                          .00             .00

B. Principal
    (5)  Formula Principal Distribution
         Amount                                    1,717,481.95             N/A
         a. Scheduled Principal                      458,373.49             N/A
         b. Principal Prepayments                  1,362,184.72             N/A
         c. Liquidated Contracts                            .00             N/A
         d. Repurchases                                     .00             N/A
         e. Current Month Advanced Principal         647,450.94             N/A
         f. Prior Month Advanced Principal          (750,527.20)            N/A

   (6)   Pool Scheduled Principal Balance        460,455,792.54

  (6b)   Adjusted Pool Principal Balance         459,808,341.60    957.93404500
  (6c)   Pool Factor                                 0.95793405
   (7)   Unpaid Class A Principal Shortfall
         (if any)following prior Remittance date            .00
   (8)   Class A Percentage for such Remittance
         Date                                            92.20%
   (9)   Class A Percentage for the following
          Remittance Date                                92.17%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 3

                                   CUSIP#'S 393505-
                                   PG1,PH9,PJ5PK2,PL0,PM8
                                   TRUST ACCOUNT #80-4145500
                                   REMITTANCE DATE: 3/17/97

                                                 Total $             Per $1,000
                                                  Amount              Original
                                             --------------          -----------
(10)  Class A Principal Distribution:
      a. Class A-1                             1,717,481.95          30.13126228
      b. Class A-2                                      .00                  .00
      c. Class A-3                                      .00                  .00
      d. Class A-4                                      .00                  .00
      e. Class A-5                                      .00                  .00
      f. Class A-6                                      .00                  .00

(11)  Class A-1 Principal Balance             36,808,341.60         645.76037895
(11a) Class A-1 Pool Factor                       .64576038

(12)  Class A-2 Principal Balance             32,000,000.00         1000.0000000
(12a) Class A-2 Pool Factor                      1.00000000

(13)  Class A-3 Principal Balance             50,000,000.00         1000.0000000
(13a) Class A-3 Pool Factor                      1.00000000

(14)  Class A-4 Principal Balance             78,000,000.00         1000.0000000
(14a) Class A-4 Pool Factor                      1.00000000

(15)  Class A-5 Principal Balance             17,000,000.00         1000.0000000
(15a) Class A-5 Pool Factor                      1.00000000

(16)  Class A-6 Principal Balance            171,600,000.00         1000.0000000
(16a) Class A-6 Pool Factor                      1.00000000

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6, CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 4

                                          CUSIP#'S 393505-
                                          PG1,PH9,PJ5PK2,PL0,PM8
                                          TRUST ACCOUNT #80-4145500
                                          REMITTANCE DATE: 3/17/97

(17)  Unpaid Class A Principal Shortfall
      (if any) following current Remittance
      Date                                                         .00

  C.  Aggregate Scheduled Balances and Number of
      Delinquent Contracts as of Determination Date

(18)  31-59 days                                           3,584,200.03      104

(19)  60 days or more                                      3,863,742.07      101

(20)  Current Month Repossessions                            675,613.47       25

(21)  Repossession Inventory                               1,644,243.23       58

Class M-1 Distribution Test and Class B Distribution Test (applicable on and after the Remittance Date occurring in May 2000)

(22)  Average Sixty-Day Delinquency Ratio Test

      (a)  Sixty-Day Delinquency Ratio for current Remittance Date          .84%

      (b) Average Sixty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 3.5%)                                     .65%

(23)  Average Thirty-Day Delinquency Ratio Test

      (a) Thirty-Day Delinquency Ratio for current Remittance Date        .78%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 5

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 3/17/97

     (b)  Average Thirty-Day Delinquency Ratio (arithmetic
          average of ratios for this month and two preceding
          months; may not exceed 5.5%)                                      .80%

(24) Cumulative Realized Losses Test
     (a)  Cumulative Realized Losses for the current Remittance
          Date (as a percentage of Cut-off Date Pool Principal
          Balance; may not exceed 5.5% from June 1, 2000 to
          May 31, 2001, 6.5% from June 1, 2001 to May 31,
          2002, 8.5% from June 1, 2002 to May 31, 2003 and
          and 9.5% thereafter)                                              .01%

(25) Current Realized Losses Test
     (a)  Current Realized Losses for current Remittance Date             250.00

     (b)  Current Realized Loss Ratio (total Realized Losses for the most recent three months, multiplied by 4, divided by
          arithmetic average of Pool Scheduled Principal Balances for third preceding Remittance and for current Remittance Date;
          may not exceed 2.25%)                                             .02%

(26) Class M-1 Principal Balance Test
     (a)  The sum of Class M-1 Principal Balance and Class B
          Principal Balance (before distributions on current
          Remittance Date) divided by Pool Scheduled Principal
          Balance as of preceding Remittance Date (must equal
          or exceed 25.5%)                                               16.12%

(27) Class B Principal Balance Test
     (a)  Class B Principal Balance (before any distributions
          on current Remittance Date) as of such Remittance date
          greater than $7,437,576.00                                       .00

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 6

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 3/17/97

      (b)  Class B Principal Balance (before any
           distributions on current Remittance Date)
           divided by pool Scheduled Principal Balance
           as of preceding Remittance Date is
           equal to or greater than 11.25%                                 7.80%

CLASS M1 CERTIFICATES
---------------------
(28)  Amount available (including Monthly
      Servicing Fee)                                    1,662,301.55

A.    Interest

(29)  Aggregate interest
      a.  Class M-1 Remittance Rate (7.70%,
          unless Weighted Average Contract
          Rate is below 7.70%)                                 7.70%
      b.  Class M-1 Interest                             246,400.00   6.41666667

(30)  Amount applied to Class M-1 Interest
      Deficiency Amount                                         .00            0

(31)  Remaining unpaid Class M-1 Interest
      Deficiency Amount                                         .00            0

(32)  Amount Applied to:
      a.  Unpaid Class M-1 Interest Shortfall                   .00            0

(33)  Remaining:
      a.  Unpaid Class M-1 Interest Shortfall                   .00            0

B.    Principal

(34)  Formula Principal Distribution Amount                     .00          N/A
      a.  Scheduled Principal                                   .00          N/A
      b.  Principal Prepayments                                 .00          N/A
      c.  Liquidated Contracts                                  .00          N/A
      d.  Repurchases                                           .00          N/A

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 7

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 3/17/97

(35)  Class M-1 Principal Balance                   38,400,000.00  1000.00000000
(35a) Class M-1 Pool Factor                            1.00000000

(36)  Class M-1 Percentage for such Remittance
      Date                                                   .00%

                                                          Total     $Per $1,000
                                                         Amount       Original
                                                    -------------  -------------
(37)  Class M-1 Principal Distribution:
      a.  Class M-1 (current)                                 .00     0.00000000
      b.  Unpaid Class M-1 Principal Shortfall
          (if any) following prior Remittance
          Date                                                .00

(38)  Unpaid Class M-1 Principal Shortfall
      (if any) following current Remittance Date              .00

(39)  Class M-1 Percentage for the following
      Remittance Date                                         .00%

Class B1 Certificates
-----------------------
(1)   Amount Available less the Class A
      Distribution Amount and Class M-1
      Distribution amount (including Monthly
      Servicing Fee)                                 1,415,901.55

(2)   Class B-1 Remittance Rate (7.70% unless
      Weighted Average Contract Rate is below 7.70%)         7.70%

(3)   Aggregate Class B1 Interest                      123,200.00     6.41666667

(4)   Amount applied to Unpaid Class
      B1 Interest Shortfall                                   .00           .00

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 8

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 3/17/97

(5)  Remaining unpaid Class B1 Interest Shortfall             .00            .00

(6)  Amount applied to Class B1 Interest
     Deficiency Amount                                        .00

(7)  Remaining Unpaid Class B-1 Interest
     Deficiency Amount                                        .00

(8)  Unpaid Class B1 Principal Shortfall
     (if any) following prior Remittance Date                 .00

(8a) Class B Percentage for such Remittance Date              .00

                                                      Total $        Per $1,000
                                                      Amount          Original
                                                    -------------    -----------
(9)   Current Principal (Class B Percentage of
      Formula Principal Distribution Amount)                 .00

(10a) Class B1 Principal Shortfall                           .00

(10b) Unpaid Class B1 Principal Shortfall                    .00

(11)  Class B Principal Balance                    36,000,000.00

(12)  Class B1 Principal Balance                   19,200,000.00

Class B2 Certificates
---------------------
(13)  Remaining Amount Available                    1,292,701.55

(14) Class B-2 Remittance Rate (8.10%
     unless Weighted Average Contract
     Rate is less than 8.10%)                               8.10%

                        GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                     Page 9

                                           CUSIP#'S 393505-
                                           PG1,PH9,PJ5PK2,PL0,PM8
                                           TRUST ACCOUNT #80-4145500
                                           REMITTANCE DATE: 3/17/97

(15)  Aggregate Class B2 Interest                        113,400.00   6.75000000

(16)  Amount applied to Unpaid Class
      B2 Interest Shortfall                                     .00          .00

(17)  (Remaining Unpaid Class B2 Interest Shortfall             .00          .00

(18)  Unpaid Class B2 Principal Shortfall
      (if any) following prior Remittance Date                  .00

(19)  Class B2 Principal Liquidation Loss Amount                .00

(20)  Class B2 Principal (zero until Class
      B1 paid down; thereafter, Class B
      Percentage of Formula Principal
      Distribution Amount)                                      .00

(21)  Guarantee Payment                                         .00

(22)  Class B2 Principal Balance                      16,800,000.00

                                                          Total $     Per $1,000
                                                          Amount       Original
                                                      -------------   ----------
(23)  Monthly Servicing Fee (Deducted from
      Certificate Account balance to arrive at
      Amount Available if the Company or Green
      Tree Financial Corporation is not the
      Servicer; deducted from funds remaining
      after payment of Class A Distribution
      Amount, Class M-1 Distribution Amount,
      Class B-1 Distribution Amount and Class
      B-2 Distribution Amount; if the Company
      or Green Tree Financial Corporation
      is the Servicer)                                  192,615.15

                         GREEN TREE FINANCIAL CORPORATION
                MANUFACTURED HOUSING CONTRACT SENIOR/SUBORDINATE
                      6.00%,6.30%,6.50%,6.80%,7.10%,7.65%
                    PASS-THROUGH CERTIFICATES, SERIES 1996-7
                   CLASS A1, A2, A3, A4, A5, A6,CERTIFICATES
                                 MONTHLY REPORT
                                 FEBRUARY 1997
                                    Page 10

                                         CUSIP#'S 393505-
                                         PG1,PH9,PJ5PK2,PL0,PM8
                                         TRUST ACCOUNT #80-4145500
                                         REMITTANCE DATE: 3/17/97

(24)  3% Guarantee Fee                              986,686.40

(25)  Class C Residual Payment                             .00

(26)  Class M-1 Interest Deficiency on such
      Remittance Date                                      .00

(27)  Class B-1 Interest Deficiency on such
      Remittance Date                                      .00

(28)  Repossessed Contracts                         675,613.47

(29)  Repossessed Contracts Remaining
      in Inventory                                1,644,243.23

(30)  Weighted Average Contract Rate                  10.42648